UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2026

DIGIMARC CORPORATION
(Exact name of registrant as specified in its charter)

Oregon	001-34108	26-2828185
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

8500 SW Creekside Place, Beaverton Oregon 97008
(Address of principal executive offices) (Zip Code)

(503) 469-4800
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $0.001 Par Value Per Share	DMRC	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01         Completion of Acquisition or Disposition of Assets.

On May 15, 2026, Digimarc Corporation (the “Company”) completed its previously announced Reorganization (as defined below) pursuant to the Agreement and Plan of Reorganization (the “Agreement and Plan of Reorganization”), dated as of March 12, 2026, including the Agreement and Plan of Merger attached thereto (the “Merger Agreement” and, together with the Agreement and Plan of Reorganization, the “Reorganization Agreement”), dated as of March 12, 2026, by and among the Company, Digimarc Parent, Inc. (f/k/a Deschutes Parent, Inc.), an Oregon corporation (“Holdings”), and Deschutes Merger Sub, Inc., an Oregon corporation and, as of immediately prior to the consummation of the Reorganization, a wholly owned subsidiary of Holdings (“Merger Sub”). The Reorganization Agreement provided for the merger of Merger Sub with and into the Company, with the Company surviving the Reorganization as a wholly owned subsidiary of Holdings (the “Reorganization”), followed by the conversion of the Company into an Oregon limited liability company named Digimarc LLC. The Reorganization Agreement was approved and adopted by the shareholders of the Company at its annual meeting of shareholders held on April 30, 2026.

At the effective time of the Reorganization, all of the issued and outstanding shares of the Company’s common stock, $0.001 par value per share (the “Company Common Stock”), were exchanged on a one-for-one basis into shares of Holdings common stock, $0.001 par value per share (the “Holdings Common Stock”), all of the issued and outstanding shares of the Company’s preferred stock, $0.001 par value per share, were exchanged on a one-for-one basis into shares of Holdings preferred stock, $0.001 par value per share, each option to purchase shares of Company Common Stock was assumed by Holdings and became exercisable for the equivalent number of shares of Holdings Common Stock, each share of restricted Company Common Stock (“Company Restricted Stock”) was exchanged for one share of restricted Holdings Common Stock and remains subject to the same terms and conditions as were applicable to such shares of Company Restricted Stock prior to the Reorganization, each restricted stock unit (“RSU”) to be settled in shares of Company Common Stock was assumed by Holdings and remains subject to the same terms and conditions as were applicable to such RSU award prior to the Reorganization, but was converted into an award with respect to the same number of shares of Holdings Common Stock, and each performance-based restricted stock unit (“PRSU”) to be settled in shares of Company Common Stock was assumed by Holdings and remains subject to the same terms and conditions as were applicable to such PRSU award prior to the Reorganization, but was converted into an award with respect to the same number of shares of Holdings Common Stock.

In connection with the Reorganization, Holdings assumed the obligations under the Digimarc Corporation 2008 Incentive Plan, as amended (the “2008 Incentive Plan”), the Digimarc Corporation 2018 Incentive Plan, as amended (the “2018 Incentive Plan”), and the Digimarc Corporation Employee Stock Purchase Plan (the “ESPP” and, together with the 2008 Incentive Plan and the 2018 Incentive Plan, the “Incentive Plans”). The terms and conditions that were in effect immediately prior to the Reorganization under each outstanding equity award of, or option to purchase, shares of Company Common Stock granted under the Incentive Plans assumed by Holdings will continue in full force and effect after the Reorganization, except that the shares of common stock issuable under each such award or option to purchase are for shares of Holdings Common Stock. The foregoing description of the Incentive Plans is not complete and is qualified in its entirety by reference to the 2008 Incentive Plan, the 2018 Incentive Plan, and the ESPP, copies of which are filed as Exhibits 10.1, 10.2, and 10.3 hereto, respectively, and are incorporated by reference herein.

In connection with the completion of the Reorganization, the consolidated assets, liabilities and shareholders’ equity of Holdings immediately following the Reorganization are the same as the consolidated assets, liabilities and shareholders’ equity of the Company immediately prior to the Reorganization.

Upon completion of the Reorganization, the Company became a wholly owned subsidiary of Holdings, which replaces the Company as the publicly held corporation. Following completion of the Reorganization, shares of Holdings Common Stock continue to trade on The Nasdaq Stock Market LLC (“Nasdaq”) under the symbol “DMRC.” As a result of the Reorganization, the name of the entity traded on Nasdaq will change to "Digimarc Parent, Inc." and the CUSIP number for Holdings Common Stock will be 25382K100. These changes will be effective on Nasdaq on May 19, 2026.

As a result of the Reorganization, Holdings Common Stock was deemed to be registered under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), pursuant to Rule 12g-3(a) promulgated thereunder (“Rule 12g-3(a)”). For purposes of Rule 12g-3(a), Holdings is the successor issuer to the Company and is subject to the reporting and other applicable requirements of the Exchange Act pursuant to Section 12(b) of the Exchange Act.

The foregoing description of the terms of the Agreement and Plan of Reorganization and the Merger Agreement is not complete and is qualified in its entirety by reference to the Agreement and Plan of Reorganization and the Merger Agreement, copies of which are filed as Exhibits 2.1 and 2.2 hereto, respectively, and are incorporated by reference herein.

Item 3.03.         Material Modification to Rights of Security Holders.

The information included above under Item 2.01 to this Current Report on Form 8-K is incorporated into this Item 3.03 by reference.

Item 5.01         Changes in Control of Registrant.

The information included above under Item 2.01 to this Current Report on Form 8-K is incorporated into this Item 5.01 by reference.

Item 5.02.         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The directors of the Company immediately prior to the Reorganization became the directors of Holdings at the effective time of the Reorganization. Such directors and their current committee positions are listed below:

Director	Audit Committee	Governance, Nominating, and Sustainability Committee	Compensation and Talent Management Committee
LaShonda Anderson-Williams		Member	Chair
Rishi Bajaj	Member	Member
Sheila Cheston	Member	Chair	Member
Sandeep Dadlani	Member
Katie Kool*	Member		Member
Riley McCormack
Dana Mcilwain	Chair	Member
Michael Park		Member	Member

* Ms. Kool serves as the Chair of the Board of Directors of Holdings.

The executive officers of the Company immediately prior to the Reorganization became the executive officers of Holdings at the effective time of the Reorganization. Such executive officers and their titles are listed below:

Name	Office
Riley McCormack	Chief Executive Officer & President
Charles Beck	Executive Vice President, Chief Financial Officer, Treasurer and Secretary
Carle Quinn	Executive Vice President, Chief Operating Officer
Tony Rodriguez	Executive Vice President, Chief Technology Officer
Ken Sickles	Executive Vice President, Chief Product Officer

Information concerning each such director and officer is included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2025 of the Company, which incorporates by reference certain portions of the definitive Proxy Statement for the Company’s April 30, 2026 Annual Meeting of Shareholders.

Item 8.01.         Other Events.

At the effective time of the Reorganization, Holdings became the successor issuer to the Company pursuant to Rule 12g-3(a). Pursuant to Rule 12g-3(a), shares of Holdings Common Stock, as the common stock of the successor issuer, are deemed registered under Section 12(b) of the Exchange Act. As a result, future filings with the SEC will be filed by Holdings under CIK No. 0002119322.

On May 15, 2026, the Company notified Nasdaq of the completion of the Reorganization. As a result of Rule 12g-3(a), the Holdings Common Stock is now considered to be listed on Nasdaq by Holdings as successor to the Company and to be registered with the SEC under Section 12(b) of the Exchange Act.

The Company intends to file with the SEC a certification and notice of termination on Form 15 requesting that its reporting obligations under Sections 13 and 15(d) of the Exchange Act with respect to shares of Company Common Stock be suspended and terminated.

Holdings intends to file post-effective amendments to the Company’s registration statements on Form S-3 and Form S-8 with the SEC with respect to offerings from time to time of Holdings securities. Holdings also intends to change its name to "Digimarc Corporation."

Item 9.01         Financial Statements and Exhibits.

(d)         Exhibits

Exhibit No.	Description

2.1
Agreement and Plan of Reorganization by and among Digimarc Corporation, Digimarc Parent, Inc. (f/k/a Deschutes Parent, Inc.) and Deschutes Merger Sub, Inc., dated as of March 12, 2026 (incorporated by reference to Exhibit 2.1 to Digimarc Corporation’s Current Report on Form 8-K, filed with the SEC on March 12, 2026 (File No. 001-34108)).

2.2
Agreement and Plan of Merger by and among Digimarc Corporation, Digimarc Parent, Inc. (f/k/a Deschutes Parent, Inc.) and Deschutes Merger Sub, Inc., dated as of March 12, 2026 (incorporated by reference to Exhibit 2.2 to Digimarc Corporation’s Current Report on Form 8-K, filed with the SEC on March 12, 2026 (File No. 001-34108)).

10.1
Digimarc Corporation 2008 Incentive Plan, as amended (incorporated by reference to Exhibit 10.1 to Digimarc Corporation’s Quarterly Report on Form 10-Q, filed with the SEC on April 25, 2014 (File No. 001-34108)).

10.2
Digimarc Corporation 2018 Incentive Plan, as amended (incorporated by reference to Appendix A of Digimarc Corporation’s Definitive Proxy Statement on Schedule 14A, filed with the SEC on March 28, 2023 (File No. 001-34108)).

10.3
Digimarc Corporation Employee Stock Purchase Plan (incorporated by reference to Appendix A of Digimarc Corporation’s Definitive Proxy Statement on Schelde 14A filed with the SEC on March 25, 2025 (File No. 001-34108)).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 18, 2026

Digimarc Corporation

By:	/s/ Charles Beck
Chief Financial Officer, Treasurer and Secretary